UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2018

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02   Results of Operations and Financial Condition.

                On February 7, 2018, Intercontinental Exchange, Inc. (“ICE”) issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2017.  A copy of the press release announcing such financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                The information contained herein, including the attached press release, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

                ICE makes references to non-GAAP financial information in the attached press release.  A description of the non-GAAP financial information and a reconciliation of the non-GAAP financial information to the comparable GAAP financial measures are contained in the attached press release and ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 8, 2018, Dean Mathison will cease to serve as the Chief Accounting Officer, Corporate Controller and principal accounting officer of ICE.  Mr. Mathison is in the process of winding down his employment with ICE and will continue to work at ICE as Senior Vice President, Accounting until April 30, 2018 to facilitate an orderly transition of his responsibilities.

Effective February 8, 2018, James Namkung, age 42, will serve as ICE’s Chief Accounting Officer, Corporate Controller and principal accounting officer.  Mr. Namkung has served as ICE’s Vice President, Assistant Controller since 2014 and previously served as ICE’s Assistant Controller from 2006 to 2014 and Accounting Director from 2001 to 2006. Mr. Namkung is a graduate of the University of Tennessee.

Mr. Namkung does not have a direct or indirect material interest in any transaction with ICE that requires disclosure pursuant to Item 404(a) of Regulation S-K and there is no arrangement or understanding between Mr. Namkung and any other person pursuant to which Mr. Namkung was selected to serve as ICE’s Chief Accounting Officer, Corporate Controller and principal accounting officer. Mr. Namkung is not related to any member of the Board of Directors or executive officers of ICE. Mr. Namkung’s employment agreement is not being amended in connection with this change and he will continue to participate in the same compensation and benefits plans as he did prior to becoming Chief Accounting Officer, Corporate Controller and principal accounting officer. Mr. Namkung is party to ICE’s standard form employment agreement, the form of which was filed as Exhibit 10.6 to ICE’s Current Report on Form 8-K filed on February 24, 2012, and is incorporated herein by reference.

The change in Chief Accounting Officer, Corporate Controller and principal accounting officer was not a result of any disagreement on any matter relating to ICE’s accounting practices, operations or policies.

Item 9.01   Financial Statements and Exhibits.

                (d)  Exhibits

                99.1      Press Release dated February 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
Senior Vice President, Associate General Counsel

Date: February 7, 2018